First Quarter 2010 Earnings Conference Call April 28, 2010 Sunoco Logistics Partners L.P.

Forward-Looking Statement
You should review this slide presentation in conjunction with the first quarter 2010 earnings conference call for Sunoco Logistics Partners L.P., held on April 28 at 9:00 a.m. EDT.  You may listen to the audio portion of the conference call on our website at
www.sunocologistics.com
or by dialing (USA toll-
free) 1-877-297-3442.  International callers should dial 1-706-643-1335.  Please enter Conference ID
#66141485.
Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 1-800-642-1687.
International callers should dial 1-706-645-9291.  Please enter Conference ID #66141485.
During the call, those statements we make that are not historical facts are forward-looking statements.  Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call.  Such risks and uncertainties include, among other things:  our ability to successfully consummate announced acquisitions and organic growth projects and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems;
the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our Form 10-K, filed with the Securities and Exchange Commission on February 23, 2010.  We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Q1 2010 Assessment
Increased total distribution to $1.115 ($4.46 annualized) per unit, a
9.9 percent increase over the prior year’s distribution
– Represents the twenty-seventh distribution increase in the past twenty-eight quarters
Net income for the first quarter of 2010 was $43.1 million
compared to $80.9 million in the prior year:
Distributable cash flow of $53.2 million for the quarter
Debt to EBITDA ratio of 3.6x for the last twelve months
Minimum distribution growth of 10% in 2010

Q1 2010 Operating Performance
Absence of contango market structure profits
Lower refined products volumes due to refinery
maintenance
Improved operating performance at the Nederland
terminal
Increased crude oil pipeline volumes
Contribution from 2009 acquisitions and organic projects

5 WTI Nymex Month 2 vs. Month 1 -2 -1 0 1 2 3 4 5 2007 2008 2009 2010 Contango Backwardation

Q1 2010 Financial Highlights
($ in millions, unaudited)

Three Months Ended
March 31,
2010 2009
Sales and other operating revenue 1,680.5 $  1,038.0 $
Other income 7.8 4.8
Total revenues 1,688.3 1,042.8
Cost of products sold and operating expenses 1,594.7 923.7
Depreciation and amortization 14.5 11.6
Selling, general and administrative expenses 20.6 17.0
Total costs and expenses 1,629.8 952.3
Operating income
58.5 90.5
Interest cost and debt expense, net 16.2 11.0
Capitalized interest (0.8) (1.4)
Net Income
43.1 $       80.9 $

Q1 2010 Financial Highlights

(amounts in millions, except unit and per unit amounts, unaudited)
Three Months Ended
March 31,
2010 2009
Calculation of Limited Partners' interest:
Net Income 43.1 $          80.9 $
Less: General Partners' interest (10.1)            (12.5)
Limited Partners' interest in Net Income 33.0 $          68.4 $
Net Income per Limited Partner unit:
Basic 1.06 $          2.38 $
Diluted 1.06 $          2.36 $
Weighted Average Limited Partners' units
outstanding (in thousands):
Basic 31,018         28,728
Diluted 31,209         28,926

Q1 2010 Financial Highlights

( $ in millions, unaudited)
Three Months Ended
March 31,
2010 2009
Capital Expenditure Data:
Maintenance capital expenditures 4.4 $                2.6 $
Expansion capital expenditures 22.3                 31.6
Total 26.7 $              34.2 $
March 31, December 31,
2010 2009
Balance Sheet Data (at period end):
Cash and cash equivalents 2.0 $                2.0 $
Total debt 1,141.2           868.4
Total Partners' Capital 656.9               861.6

Q1 2010 Financing Update

($ in thousands, unaudited)
Balance as of:
March 31, 2010 December 31, 2009
Revolving Credit Facilities
(1)
:
$400 million - due November 2012 12,000 $                     237,722 $
$62.5 million - due September 2011 31,250 31,250
Senior Notes:
7.25% Senior Notes - due 2012 250,000 250,000
6.125% Senior Notes - due 2016 175,000 175,000
8.75% Senior Notes - due 2014 175,000 175,000
5.50% Senior Notes - due 2020 250,000 -
6.85% Senior Notes - due 2040 250,000 -
Less: unamortized bond discount (2,065) (548)
Total Debt 1,141,185 $                868,424 $
(1)
As of March 31, 2010, the Partnership has unutilized borrowing capacity of $414.2 million under its revolving credit facilities.

Refined Products Pipeline System
(amounts in millions, unless otherwise noted, unaudited)

Three Months Ended
March 31,
2010 2009
Financial Highlights
Sales and other operating revenue 29.1 $       31.4 $
Other income 2.3 2.3
Total revenues 31.4 33.7
Operating expenses 13.2 14.0
Depreciation and amortization 4.0 3.2
Selling, general and administrative expenses 6.7 5.9
Operating income 7.5 $         10.6 $
Operating Highlights
(1)
Total shipments (barrel miles per day)
(2)
51.7 60.0
Revenue per barrel mile (cents) 0.626 0.581
(1)
(2)
shipped.
Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been
Excludes amounts attributable to equity ownership interests in the corporate joint ventures.

Terminal Facilities
(amounts in millions, unless otherwise noted, unaudited)

Three Months Ended
March 31,
2010 2009
Financial Highlights
Sales and other operating revenue 55.0 $       46.3 $
Cost of products sold and operating expenses 20.0 15.1
Depreciation and amortization 5.9 4.7
Selling, general and administrative expenses 6.6 5.2
Operating income 22.5 $       21.3 $
Operating Highlights
Terminal throughput (000's bpd)
Refined product terminals
(1)
458.5 460.0
Nederland terminal 725.9 652.7
Refinery terminals
(2)
497.8 582.8
(1)
Includes results from the Partnership's purchase of a refined products terminal in Romulus, MI from the acqusition date.
(2)
Consists of the Partnership Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.

Crude Oil Pipeline System

(amounts in millions, unless otherwise noted, unaudited)
Three Months Ended
March 31,
2010 2009
Financial Highlights
Sales and other operating revenue 1,596.4 $  960.3 $
Other income 5.4 2.5
Total revenues 1,601.8 962.8
Cost of products sold and operating expenses 1,561.5 894.6
Depreciation and amortization 4.7 3.7
Selling, general and administrative expenses 7.3 5.9
Operating income 28.3 $       58.6 $
Operating Highlights
(1)(2)
Crude oil pipeline throughput (000's bpd) 837.1 664.1
Crude oil purchases at wellhead (000's bpd) 184.5 191.2
Gross margin per barrel of pipeline throughput (cents)
(3)
40.1 103.9
(1)
Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(2)
Includes results from the Partnership's purchase of the Excel crude oil pipeline from the acqusition date.
(3)
Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.

Non-GAAP Financial Measures
($ in millions, unaudited)

Three Months Ended March 31,
2010 2009
Net Income
43.1 $                80.9 $
Interest expense, net 15.4 9.5
Depreciation and amortization 14.5 11.6
EBITDA
(1)
73.0 102.0
Interest expense, net (15.4) (9.5)
Maintenance capital expenditures (4.4) (2.7)
Distributable cash flow ("DCF")
(1)
53.2 $                89.8 $
Non-GAAP Financial Measures
(1) In this release, the Partnership’s EBITDA and DCF references are not presented in accordance with generally accepted accounting principles (“GAAP”) and are not intended to be used in lieu of GAAP presentations of net income.  Management of the Partnership believes EBITDA and DCF information enhance an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes.  In addition, EBITDA is also used as a measure in the Partnership's revolving credit facilities in determining its compliance with certain covenants.  However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes.  EBITDA and DCF do not represent and should not be considered an alternative to net income or operating income as determined under United States GAAP and may not be comparable to other similarly titled measures of other businesses.

Non-GAAP Financial Measures
($ in millions, unaudited)

Non-GAAP Financial Measures
(1) In this release, the Partnership’s EBITDA and DCF references are not presented in accordance with generally accepted accounting principles (“GAAP”) and are not intended to be used in lieu of GAAP presentations of net income.  Management of the Partnership believes EBITDA and DCF information enhance an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes.  In addition, EBITDA is also used as a measure in the Partnership's revolving credit facilities in determining its compliance with certain covenants.  However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes.  EBITDA and DCF do not represent and should not be considered an alternative to net income or operating income as determined under United States GAAP and may not be comparable to other similarly titled measures of other businesses.
Earnings before interest, taxes, depreciation Twelve Months
and amortization ("EBITDA")
(1)
Ended March 31,
2010
Net Income
212.5 $
Add: Interest costs and debt expense, net 54.2
Less: Capitalized interest (3.7)
Add: Depreciation and amortization 51.0
EBITDA
314.0 $
Total Debt as of March 31, 2010
1,141 $
Total Debt to EBITDA Ratio
3.6